Exhibit 10(m)

SIXTH AMENDMENT TO SECOND AMENDED AND
RESTATED LOAN AND SECURITY AGREEMENT

THIS SIXTH AMENDMENT TO SECOND AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (“Sixth Amendment”) is made as of this 29th day of July, 2013, by and among BANK OF AMERICA, N.A., a national banking association (“Bank of America”) with an office at 135 South LaSalle Street, 4th Floor, Chicago, Illinois 60603, individually as a Lender and as Agent (“Agent”) for itself and any other financial institution which is or becomes a party hereto (each such financial institution, including Bank of America, is referred to hereinafter individually as a “Lender” and collectively as the “Lenders”), the LENDERS and MFRI, INC., a Delaware corporation (“MFRI”), MIDWESCO FILTER RESOURCES, INC., a Delaware corporation (“Midwesco”), PERMA-PIPE, INC., a Delaware corporation (“Perma-Pipe”), TC NILES CORPORATION (f/k/a THERMAL CARE, INC.), a Delaware corporation (“Thermal Care”), TDC FILTER MANUFACTURING, INC., a Delaware corporation (“TDC”), MM NILES CORPORATION (f/k/a MIDWESCO MECHANICAL AND ENERGY, INC.), a Delaware corporation (“Mechanical”) and PERMA-PIPE INTERNATIONAL COMPANY, LLC, a Delaware limited liability company (“Perma-Pipe International”) and PERMA-PIPE CANADA, INC., a Delaware corporation (“Perma-Pipe Canada”). Capitalized terms used in this Agreement have the meanings assigned to them in Appendix A, General Definitions. Accounting terms not otherwise specifically defined herein shall be construed in accordance with GAAP consistently applied. MFRI, Midwesco, Perma-Pipe, Thermal Care, TDC, Mechanical, Perma-Pipe International and Perma-Pipe Canada are sometimes hereinafter referred to individually as a “Borrower” and collectively as “Borrowers”.

WHEREAS, Borrowers, Agent, and the Lender signatories thereto hereto entered into that certain Second Amended and Restated Loan and Security Agreement dated April 30, 2012 as amended by a certain First Amendment to Second Amended and Restated Loan and Security Agreement by and among Borrowers, Agent and the Lender signatories thereto dated June 8, 2012, by a certain Second Amendment to Second Amended and Restated Loan and Security Agreement by and among Borrowers, Agent and the Lender signatures thereto dated October 12, 2012, by a certain Third Amendment to Second Amended and Restated Loan and Security Agreement by and among Borrowers, Agent and the Lender signatures thereto dated March 15, 2013, and by a certain Fourth Amendment to Second Amended and Restated Loan and Security Agreement dated April 25, 2013 and by a certain Fifth Amendment to Second Amended and Restated Loan and Security Agreement dated as of June 13, 2013 (said Second Amended and Restated Loan and Security Agreement, as amended from time to time, the “Loan Agreement”);

NOW, THEREFORE, in consideration of the following terms and conditions, the parties agreed as follows:

1.	Definitions. Except as otherwise specifically provided for herein, all capitalized terms used herein without definition shall have the meanings contained in the Loan Agreement.

2.
Amended Definitions. The definitions of “Availability Threshold” and “Revolving Credit Maximum Amount” contained in Appendix A to the Loan Agreement (Revolving Credit Maximum Amount) or Exhibit 8.3 to the Loan Agreement (Availability Threshold) are hereby deleted and the following are inserted in their stead:

“Availability Threshold - $3,500,000.

Revolving Credit Maximum Amount - $25,000,000 minus the outstanding principal balance of the Term Loan.”

Exhibit 10(m)

3.
Investments in Foreign Subsidiaries. Agent and Lenders consent to MFRI making an additional $2,000,000 cash investment in the existing Foreign Subsidiary of Perma-Pipe in Saudi Arabia so long as (i) after giving effect to any such investment, no Default or Event of Default exists; and (ii) such investment is repaid to MFRI on or prior to October 31, 2013.

4.	Conditions Precedent. This Sixth Amendment shall become effective when Borrowers, Agent and Lenders shall each have executed and delivered to each other this Sixth Amendment.

5.	Governing Law. This Sixth Amendment shall be governed by, and construed in accordance with, the laws of the State of Illinois, without regard to the principles thereof relating to conflict of laws.

6.	Execution in Counterparts. This Sixth Amendment may be executed in any number of counterparts, which shall, collectively and separately, constitute one Agreement.

7.	Continuing Effect. Except as otherwise provided herein, the Loan Agreement remains in full force and effect.

(Signature Page Follows)

Exhibit 10(m)

(Signature Page to Sixth Amendment to Second
Amended and Restated Loan and Security Agreement)

MFRI, INC. By: /s/ Karl J. Schmidt
Karl J. Schmidt
Vice President and Chief Financial Officer

MIDWESCO FILTER RESOURCES, INC. By: /s/ Michael D. Bennett
Michael D. Bennett
Vice President, Secretary and Treasurer

PERMA‑PIPE, INC. By: /s/ Michael D. Bennett
Michael D. Bennett
Vice President, Secretary and Treasurer

TC Niles Corporation (f/k/a THERMAL CARE, INC.) By: /s/ Michael D. Bennett
Michael D. Bennett
Vice President, Secretary and Treasurer

TDC FILTER MANUFACTURING, INC. By: /s/ Michael D. Bennett
Michael D. Bennett
Vice President, Secretary and Treasurer

MIDWESCO MECHANICAL AND ENERGY, INC. By: /s/ Michael D. Bennett
Michael D. Bennett
Vice President, Secretary and Treasurer

PERMA‑PIPE INTERNATIONAL COMPANY, LLC. By: /s/ Michael D. Bennett
Michael D. Bennett
Vice President, Secretary and Treasurer

Exhibit 10(m)

PERMA‑PIPE CANADA, INC. By: /s/ Michael D. Bennett
Michael D. Bennett
Vice President, Secretary and Treasurer

BANK OF AMERICA, N.A., as Agent and as a Lender By: /s/ Brian Conole
Brian Conole
Senior Vice President